INVENTORIES	12 Months Ended
Dec. 31, 2025
INVENTORIES
INVENTORIES

6.   INVENTORIES

	Note	December 31, 2025 $	December 31, 2024 $
Ore stockpiles		109,035	104,998
Materials and supplies		46,032	55,864
Leach pad and gold-in-circuit		31,550	26,673
Doré bars		2,396	547
Concentrate stockpiles		426	299
Total inventories		189,439	188,381
Less: non-current portion	9	(66,754)	(53,885)
Current inventories		122,685	134,496

During the year ended December 31, 2025, the Company expensed $418.9 million of inventories to cost of sales (December 31, 2024 - $405.1 million).

During the year ended December 31, 2025, a $16.7 million recovery (December 31, 2024 - $4.7 million charge) was recognized to adjust low-grade stockpiles at Lindero to net realizable value. This includes a recovery of $5.6 million (December 31, 2024 - $1.6 million charge) related to depletion and depreciation.